Acquisition of Constellium-Bowling Green (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Preliminary Goodwill Arising as a Result of Preliminary Allocation of Purchase Price to Assets Acquired and Liabilities Assumed

The following table reflects the goodwill arising as a result of the preliminary allocation of purchase price to the Bowling Green assets acquired and liabilities assumed as of January 10, 2019:

(in millions of Euros)	Estimated Fair Value
Cash and cash equivalents	8
Trade receivables and other	49
Inventories	74
Property, plant and equipment	165
Trade payables and other	(45)
Borrowings	(75)

Net asset acquired at fair value	176

Preliminary Goodwill	22

Total Consideration	198